UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 13, 2010. Meeting Information STARWOOD HOTELS & RESORTS WORLDWIDE, INC. Meeting Type: Annual For holders as of: 3/17/10 Date: 5/13/10 Time: 12:00 p.m. EDT Location: Sheraton Suites Philadelphia Airport 4101 Island Avenue Philadelphia PA 19153 You are receiving this Notice of Meeting and Internet Availability of Proxy Materials because you hold shares STARWOOD HOTELS & RESORTS in the above named company. WORLDWIDE, INC. 1111 WESTCHESTER AVENUE This is not a ballot. You cannot use this notice to vote WHITE PLAINS, NY 10604 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P90706 See the reverse side of this notice to obtain M22764 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT COMBO How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 4/29/10. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Proxy By Internet: To authorize a proxy to vote now by Internet, go to www.proxyvote.com. Have the M22765-P90706 12-Digit Control Number available and follow the instructions. Vote By Proxy By Mail: You can authorize a proxy to vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items Vote On Directors (The Board of Directors recommends a vote FOR each of the following nominees): 1. Election of Directors Nominees: 01) Adam Aron 07) Eric Hippeau 02) Charlene Barshefsky 08) Stephen Quazzo 03) Thomas Clarke 09) Thomas Ryder 04) Clayton Daley, Jr. 10) Frits van Paasschen 05) Bruce Duncan 11) Kneeland Youngblood 06) Lizanne Galbreath Vote On Proposals (The Board of Directors recommends a vote FOR these proposals): 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. 3. To reapprove the Company’s Annual Incentive Plan for Certain Executives.

M22767-P90706